Exhibit 99.1

©2022 Ideanomics / Confidential & Proprietary 1 January 30, 2023 NASDAQ: IDEX Ideanomics & VIA Motors

2 DISCLOSURE AND FORWARD - LOOKING STATEMENTS This presentation contains certain statements that may include 'forward looking statements’ within the meaning of federal securities laws. All statements, other than statements of historical facts, included herein are 'forward - looking statements.’ Although the Company believes that the expectations reflected in these forward - looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward - looking statements, which speak only as of the date of this presentation. The Company's actual results could differ materially from those anticipated in these forward - looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with and available from the Securities and Exchange Commission. All forward - looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward - looking statements. The financial information and data contained in this presentation is unaudited and does not conform to the Securities and Exchange Commission's Regulation S - X. This presentation includes certain estimated financial information and forecasts that are not derived in accordance with generally accepted accounting principles (GAAP), and which may be deemed to be non - GAAP financial measures within the meaning of Registration G promulgated by the Securities and Exchange Commission. The Recipient acknowledges that US securities laws prohibit any Person who has received from an issuer any material, non - public information from purchasing or selling securities of such issuer or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities.

3 SVP Investor Relations, Ideanomics TONY SKLAR

4 CEO, Ideanomics ALF POOR

5 Source: VIA Motors Research and Estimates; BNEF North American Commercial EV Market $27B 350K units $11B 140K units (40% EV) $26B 325K units $6B 80K units (25% EV) $21B 175K units $5B 40K units (23% EV) Combined NA (ICE+EV) Units in 2028 EV Market Share in NA in 2028 Class 2 Delivery Vans High Volume, Highly Competitive, Low Margin Class 3 Chassis Cab High Volume, Less Competitive, High Margin Class 4 - 5 Chassis Cab Low Volume, Mixed Competition, High Margin

6 Class 2 up to 10,000 lbs Class 3 up to 14,000 lbs Class 4 up to 16,000 lbs Class 5 up to 19,500 lbs Class 6 up to 26,000 lbs Class 7 Class 8 VIA Delivers: Competitive line - up in a growing market VIA’s Competitive Offering: Modular flexibility • VIA: Class 2 - 5 Trucks, Vans and Skateboards Ideanomics synergy for charging and financing GVWR E - Transit Medium Duty Heavy Duty Light Duty Under Study

7 Jul - 2022: Agreement signed for 2,000 units for school buses and shuttles ($170M) Oct - 2022: MOU for 6,600 Vans and Chassis Cabs for Australian Market. AUSEV to convert VIA vehicles to right hand drive 50,000 additional unit opportunity with 15+ target customers Customer Growth and Order Book 20,000 additional unit orders under MOU Sales Funnel Yet to be Announced

8 CEO, VIA Motors BOB PURCELL

9 Bob Purcell EV History GM EV - 1 Chevrolet S - 10 Electric Chevrolet Triax Protean Vauxhall Protean E - Class Electric Electric Skateboard Frankfurt Motor Show 1996 1997 1999 2010 2011 • 30 years of EV experience • Established first sophisticated skateboard designed platform in 1999 Tokyo Motor Show

A Track Record of Industry Leadership



Robert Purcell
Chief Executive Officer and Director

- 30+ years automotive experience including 25+ years in Hybrid and Electrical Drive Systems at GM and 3 Industrial start-ups
- Led GM's Advanced Technology Group for 10 years including GM's EV-1, the world's first modern electric car



Alan Perriton
President and Director

- 30+ year GM veteran with executive management assignments in U.S. and Asia
- Served as President of General Motors Korea and Executive-in-charge M&A activities in Asia Pacific



Richard Clayton
Executive VP & General Counsel

- Served as EVP, General Counsel, Interim CFO at Raser Technologies, a geothermal energy developer
- EVP & Director at Geneva Steel



Robert Lutz
Chairman of the Board

- Automotive career spans 57 years
- Vice Chairman at GM & Chrysler Corporation
- Chairman Ford Europe, EVP International Operations, EVP Truck Operations & member of board
- EVP Global Sales & Marketing at BMW



Donald Runkle
Director

- Executive Chairman and CEO of EcoMotors International, Chairman of Eagle Pitcher, Vice Chairman & CTO at Delphi Corporation, VP Engineering at GM
- Experience spans automotive, commercial vehicles, power, medical, private equity, and venture capital



Natalie Fitzpatrick
Chief Engineer & Program Manager

- 20+ years leading product programs
- 15+ years leading advanced technology and electrified product programs.

11 “My View of VIA Motors” - Bob Purcell, CEO • A customer focused, honest and hard - working company. • Practical, no - nonsense ‘car people’. • Know their stuff. Do it right. • Reliable, dependable vehicles designed to meet demanding fleet requirements. • Delivering cost - effective sustainable mobility solutions.

12 VIA Motors History 2014 2015 2021 2022 2014 Express PHEV 2015 Silverado PHEV 2021 VDRIVE Skateboard 2022 VTRUX Chassis Cab • Over a decade of electric drive experience powering our Gen III Vehicles • Applying in - house advanced software, controls and modeling capabilities into new models • 7+ Million miles of on - road customer experience

Commercial Skateboard Advantages

Flexible / scalable platform

- Class 2-5 vehicles
- AWD
- Multiple battery sizes (125-250 mi range)
- Enables wide range of body styles

Cargo efficiency & low / flat load floor

- Low load floor and step in heights
- Flat floor from the cab thru the rear of vehicle

Improved maneuverability & efficient vehicle size

- Enhanced maneuverability with 'industry leading' turn circle
- Enables 'cab forward' driver position; improved visibility & greater cargo volume for given wheelbase



13

14 Flexible Vehicle Architecture • Class 2 - 5 all electric • Flexible vehicle platform • Capital efficient; suitable for global localization Full Portfolio of Product Offerings – Trucks, Vans and Buses Walk Thru / Shuttle Bus Stake Truck Over wheel / low floor opportunity Service Truck Over wheel / low floor opportunity Box Truck Saddle bag Cab / Cutaway Walk - in Van Box Truck Over wheel / reefer

15 Demo Vehicles Class 3 Delivery Van Class 3 Cab - Chassis Truck

Contract Assembly Strategy

VIA's manufacturing system will deliver a wide range of vehicle configurations, with low CAPEX and startup risk

- **Utilizing contract assembly**
  - Lower upfront CAPEX requirements
  - Quick and easy facility startup; less complex upfront customization required
  - Supply base nearby
  - Available labor and training
  - Leverage existing MRP and supply chain management

- **Term sheet signed; negotiating final agreement**

- **Start of production by H2 '24**
  - Includes full vehicle, skateboard, and battery pack assembly
  - Main Line implementation at 6 JPH (jobs per hour), and expect continuous improvement to 7 JPH
  - Annual Capacity: 39K Chassis Cab Trucks + 16K Skateboards



Body Shop
UNAVAILABLE SPACE
84,316 SQ. FT.
BodyShop
105,800 sf
Paint Shop
High Voltage Battery Build
Skateboard Build
Trim & Final Assembly
Testing & Audit
MAIN ASSI

Minimize Launch Risks of:
- ✓ Facility startup
- ✓ Logistical Delivery
- ✓ Labor Availability
- ✓ Training

16

17 COO, Ideanomics ROBIN MACKIE

18 Connects fleets with the best vehicles for their duty cycles and carbon neutral goals We make fleet electrification faster, simpler and more affordable Provides all the charging, energy storage, and services for zero emission fleet operations Innovative financing programs which can move vehicles and charging systems from CapEx to OpEx CHARGING SOLUTIONS AC/DC Wireless Containerized MOBILITY SOLUTIONS On - Highway EV Off - Highway EV Electric Two - Wheelers CAPITAL SOLUTIONS Vehicle - as - a - service Charging - as - a - service

19 A Key Addition to the Ideanomics Offering Complementary new vehicle classes and core technologies Vehicles Charging Software Finance Planning Activation Engineering Design • Cross - category collaborations • Cross - selling to common customers • Shared technologies • Telematics and data management systems • Shared resources & services • Expanded internal expertise and experience

20 Strategic Priorities For 2023 Win more customers Enable VIA to ramp up production Pair VIA’s electric work trucks with Ideanomics Energy’s turnkey charging solutions Accelerate deployment with our “as - a - Service” subscription model

21 January 30, 2023 NASDAQ: IDEX Thank You